SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 9-28-05

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Delaware                    1-9102                   77-0100596
(State or other jurisdiction        (Commission              (IRS Employer
      of Incorporation)              File No.)             Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (626) 683-4000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02 (c) - Appointment of Principal Officers

On September 28, 2005, Gary Wagner was appointed Executive Vice President and Chief Operating Officer of Registrant. Mr. Wagner, age 54 has been an executive officer of Registrant since 1990 and has been Senior Vice President and Chief Financial Officer of Registrant for more than five years.

On September 29, 2005, James R. McLaughlin was appointed Senior Vice President, Treasurer and Chief Financial Officer of Registrant, replacing Gary Wagner in that position. Mr. McLaughlin, age 58 has been an executive of Registrant since 1997 and has been Vice President, Treasurer and Controller of Registrant for more than five years.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERON INTERNATIONAL CORPORATION



Date: October 3, 2005                    By:   /s/ Javier Solis
                                               ----------------
                                               Javier Solis
                                               Senior Vice President & Secretary